UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2025

JBT Marel Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400

Chicago, IL 60602

(Address of principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

John Bean Technologies Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JBTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 3, 2025, JBT Marel Corporation, a Delaware corporation (the “Company”), entered into the Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”) in order to reduce the pricing applicable to the Revolving Credit Facility and the Revolving Loans under and as defined in the Company’s Second Amended and Restated Credit Agreement, dated January 2, 2025 (as amended, the “Credit Agreement”). The Second Amendment reduces the pricing applicable to the Revolving Credit Facility and the Revolving Loans by (i) removing the ten (10) basis point credit spread adjustment applicable to the pricing for such Revolving Loans, (ii) revising the applicable margin on the Revolving Loans from SOFR (as defined in the Credit Agreement) plus a range of 1.075% to 1.950% per annum, depending on the Company’s Total Net Leverage Ratio (as defined in the Credit Agreement), to SOFR plus a range of 1.125% to 1.750% per annum, depending on the Company’s Total Net Leverage Ratio and (iii) replacing the commitment fee paid to the revolving lenders of 0.15% to 0.30% per annum on the daily total revolving commitments under the Revolving Credit Facility, depending on the Company’s Total Net Leverage Ratio, with an annual undrawn commitment fee to the revolving lenders on 0.15% to 0.25% per annum of the average daily unused portion of such revolving commitments, depending on the Company’s Total Net Leverage Ratio. The Second Amendment also added an exception to the indebtedness covenant in the Credit Agreement to expressly permit the issuance of unsecured convertible notes in an aggregate amount not to exceed $600 million on or before December 31, 2025, subject to certain customary parameters.

The Second Amendment is dated September 3, 2025 and was executed by and among the Company, John Bean Technologies Corporation Europe B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and a wholly owned subsidiary of the Company, the Subsidiary Guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

Item 8.01	Other Events.

Convertible Notes Offering

On September 3, 2025, the Company issued a press release announcing its intention to offer (the “Offering”) $500 million aggregate principal amount of convertible senior notes due 2030 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchasers of the Notes an option to purchase up to an additional $75.0 million aggregate principal amount of the Notes within a 13-day period beginning on, and including, the initial closing date. Accordingly, the Notes will not be registered under the Securities Act and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers of the Notes, their respective affiliates and/or other financial institutions (the “option counterparties”). The Company also expects to enter into warrant transactions with the option counterparties.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pro Forma Financial Information

In connection with the Offering, the Company provided potential investors with unaudited pro forma condensed combined financial information giving effect to its acquisition of Marel hf. (subsequently renamed JBT Marel ehf.) (the “Marel Transaction”), which includes the unaudited pro forma condensed combined statement of income for the year ended December 31, 2024 and the related notes (the “Pro Forma Financial Information”). The Pro Forma

Financial Information is filed as Exhibit 99.2 to this Current Report and incorporated by reference herein. The Pro Forma Financial Information has been presented for informational purposes only and is not necessarily indicative of results of operations that would have been realized had the Marel Transaction occurred as of the date indicated therein, nor is it meant to be indicative of any anticipated future results of operations.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Marel

In connection with the Offering, the Company provided potential investors with certain discussion of the financial condition and results of operations of Marel hf. (subsequently renamed JBT Marel ehf.) for each of the years in the three-year period ended December 31, 2024, which is filed as Exhibit 99.3 to this Current Report and incorporated by reference herein.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond the Company’s ability to control. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. These forward-looking statements include, among others, statements regarding the Company’s ability to complete the Offering and the convertible note hedge and warrant transactions on favorable terms, if at all, and general market conditions which might affect the Offering and the convertible note hedge and warrant transactions. The factors that could cause the Company’s actual results to differ materially from expectations include, but are not limited to, the factors described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and in any subsequently filed Quarterly Reports on Form 10-Q. If one or more of those or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may vary materially from what the Company projected. Consequently, actual events and results may vary significantly from those included in or contemplated or implied by the Company’s forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement made by the Company or on its behalf, whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Second Amended and Restated Credit Agreement, dated September 3, 2025, by and among JBT Marel Corporation, John Bean Technologies Corporation Europe B.V., the Subsidiary Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the other lenders party thereto.

99.1	Press release announcing the launch of the Offering, dated September 3, 2025.

99.2	The unaudited pro forma condensed combined financial information giving effect to the Marel Transaction, which includes the unaudited pro forma condensed combined statement of income for the year ended December 31, 2024 and the related notes.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Marel.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBT MAREL CORPORATION

By:	/s/ Matthew J. Meister
Name:	Matthew J. Meister
Title:	Executive Vice President and Chief Financial Officer

Dated: September 3, 2025

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